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                                                                    Exhibit 99.1


                                     TRUSTEE'S DISTRIBUTION STATEMENT

   THE                          TO THE HOLDERS OF:
BANK OF                         Corporate Bond-Backed Certificates
   NEW                          Series 1998-ADM-1
  YORK                          Class A-1 Certificates
                                         CUSIP NUMBER:219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending June 16, 2003

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INTEREST ACCOUNT

Balance as of      December 16, 2002                                                                                    $0.00
      Schedule Income received on securities....................................                                $2,285,681.25
      Unscheduled Income received on securities.................................                                        $0.00
      Schedule Interest received from Swap Counterparty.........................                                        $0.00
      Unscheduled Interest received from Swap Counterparty......................                                        $0.00
      Interest Received on sale of Securties....................................                                        $0.00
LESS:
      Distribution to Beneficial Holders........................................            $1,408,214.00
      Distribution to Swap Counterparty.........................................                    $0.00
      Trustee Fees..............................................................                $2,250.00
      Fees allocated for third party expenses...................................                  $750.25
Balance as of       June 16, 2003                                                                Subtotal         $874,467.00


PRINCIPAL ACCOUNT
Balance as of       December 16, 2002                                                                                   $0.00
      Scheduled Principal payment received on securities........................                                        $0.00
      Principal received on sale of securities..................................                                        $0.00
LESS:
      Distribution to Beneficial Holders........................................              $874,467.00
      Distribution to Swap Counterparty.........................................                    $0.00
Balance as of      June 16, 2003                                                                 Subtotal         $874,467.00
                                                                                                  Balance               $0.00
                                 UNDERLYING SECURITIES HELD AS OF: June 16, 2003
                                          $65,775,000 6.95% Debentures
                                               due 2097 issued by
                                         Archer-Daniels-Midland Company
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